DREYFUS SHORT TERM HIGH YIELD FUND
                    ---------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    ---------------------------------------

To the Shareholders:

     A Special Meeting of Shareholders of Dreyfus Short Term High Yield Fund (the "Fund"), a series of Dreyfus Debt and Equity Funds (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room 7G, New York, New York 10166, on Friday, September 8, 2000, at 10:00 a.m., for the following purposes:

     1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Premier Limited Term High Income Fund (the "Acquiring Fund") in exchange for the Acquiring Fund's Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Class A shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be terminated as a series of the Trust; and

     2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on July 21, 2000, will be entitled to receive notice of and to vote at the meeting.

                                       By Order of the Board of Trustees



                                       John B. Hammalian,
                                       Secretary


   New York, New York
   July 20, 2000



                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      DREYFUS SHORT TERM HIGH YIELD FUND

                          c/o The Dreyfus Corporation
                                200 Park Avenue
                           New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Short Term High Yield Fund (the "Fund"), a series of Dreyfus Debt and Equity Funds (the "Trust"), you are entitled to vote on the proposal described below and in the enclosed materials.

     Management of the Trust has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of a larger fund advised by The Dreyfus Corporation that has the same investment objective and substantially similar management policies as the Fund. A larger fund should enhance the ability of the portfolio managers to select a larger number of portfolio securities on more favorable terms and thereby diversify investments through a larger number of portfolio issues. It is proposed that this exchange take place with Dreyfus Premier Limited Term High Income Fund (the "Acquiring Fund"), a series of The Dreyfus/Laurel Funds Trust.


     The proposal provides that the Fund exchange all of its assets, subject to liabilities, for Class A shares of the Acquiring Fund (the "Exchange"). Promptly thereafter, the Fund will distribute pro rata the Acquiring Fund shares received in the Exchange to its shareholders in complete liquidation of the Fund. Thus, each shareholder will receive for his or her Fund shares a number of Class A shares of the Acquiring Fund equal to the aggregate net asset value of the shareholder' s Fund shares as of the date of the Exchange. NO SALES CHARGE WILL BE IMPOSED AT THE TIME OF THE EXCHANGE, NOR WILL YOU BE SUBJECT TO A SALES CHARGE ON ANY ADDITIONAL INVESTMENTS YOU MAKE IN CLASS A SHARES OF THE ACQUIRING FUND. THE EXCHANGE WILL NOT RESULT IN THE IMPOSITION OF FEDERAL INCOME TAX ON YOU. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange.


     Further information about the transaction is contained in the enclosed materials, which you should review carefully.

     Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

     THE TRUST'S BOARD MEMBERS UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION.

     If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

                                            Sincerely,



                                            Stephen E. Canter,
                                            President



July 20, 2000

July 20, 2000



                         ACQUISITION OF THE ASSETS OF
                      DREYFUS SHORT TERM HIGH YIELD FUND
                   BY AND IN EXCHANGE FOR CLASS A SHARES OF
                 DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND
                          PROSPECTUS/PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON FRIDAY, SEPTEMBER 8, 2000

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Debt and Equity Funds (the "Trust") on behalf of its series Dreyfus Short Term High Yield Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, September 8, 2000, at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room 7G, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 21, 2000, are entitled to receive notice of and to vote at the Meeting.


     It is proposed that the Fund transfer all of its assets, subject to liabilities, to Dreyfus Premier Limited Term High Income Fund (the "Acquiring Fund" ) in exchange for Class A shares of the Acquiring Fund, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.


     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.


     A Statement of Additional Information ("SAI") dated July 20, 2000, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561 or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
--------------------------------------------------------------------------------


MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------


     AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE ACQUIRING FUND SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

     The Fund and the Acquiring Fund are open-end, management investment companies advised by The Dreyfus Corporation ("Dreyfus"). They also have the same primary portfolio manager and investment objective and substantially similar management policies. The Acquiring Fund is a separate series of The Dreyfus/Laurel Funds Trust. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

     The Acquiring Fund's Prospectus dated May 1, 2000, and the Acquiring Fund's Annual Report for the fiscal year ended December 31, 1999, including its audited financial statements for the fiscal year, each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated in this Prospectus/Proxy Statement by reference. FOR A FREE COPY OF THE FUND'S PROSPECTUS DATED MARCH 1, 2000, THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999, AND THE FUND'S SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 2000, WRITE TO THE FUND AT ITS OFFICES LOCATED AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561.

     Shareholders are entitled to one vote for each share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder' s name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of July 19, 2000, there were 16,738,661.56 Fund shares issued and outstanding.


Proxy materials will be mailed to shareholders of record on or about July 28, 2000.

                               TABLE OF CONTENTS

                                                                          Page


          Summary. . . . . . . . . . . . . . . . . . . .                    4
          Reasons for the Exchange . . . . . . . . . . .                   10
          Information about the Exchange . . . . . . . .                   10
          Additional Information about the Acquiring Fund and the Fund .   12
          Voting Information . . . . . . . . . . . . . .                   12
          Financial Statements and Experts . . . . . . .                   14
          Other Matters. . . . . . . . . . . . . . . . .                   14
          Notice to Banks, Broker/Dealers and
          Voting Trustees and Their Nominees . . . . . .                   14
          Exhibit A: Agreement and Plan of Reorganization. .              A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER
            OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

                                    SUMMARY

     This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund Prospectus, the Fund Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

     PROPOSED TRANSACTION. The Trust's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act" )), has unanimously approved an Agreement and Plan of Reorganization (the "Plan" ). The Plan provides that, subject to the requisite approval of the Fund' s shareholders, on the date of the Exchange the Fund assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of Class A shares (or fractions thereof) of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be terminated as a series of the Trust.

     As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

     The Trust's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of the Fund and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

     TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund' s shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

     COMPARISON OF THE FUND AND ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund Prospectus and the Acquiring Fund Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in the Fund Prospectus and Acquiring Fund Prospectus, which are incorporated herein by reference.

     Goal/Approach. The Fund and the Acquiring Fund have the same investment goals. Each seeks high current income. To pursue their respective goals, the Fund and the Acquiring Fund each normally invests at least 65% of its net assets in "high yield" bonds (" junk" bonds) . High yield bonds are fixed-income securities rated at the time of purchase below BBB or Baa by credit rating agencies such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or the unrated equivalent as determined by Dreyfus. Because their issuers may be at an early stage of development or may have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk. The respective portfolios of the Fund and the Acquiring Fund may include various types of high yield fixed-income securities, including corporate bonds and notes, mortgage-related securities, asset-backed securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers.

     In choosing securities for the Fund and Acquiring Fund, the portfolio manager seeks to capture the higher yields offered by junk bonds. The investment process is based on fundamental credit research, at times focusing on companies that are currently out-of-favor. Each of the Fund and Acquiring Fund looks at a variety of factors when assessing a potential investment, including the company's financial strength, the state of the industry or sector it belongs to, the long-term fundamentals of that industry or sector, the company' s management, and whether there is sufficient equity value in the company. Under certain circumstances, the Fund and Acquiring Fund also may invest in investment grade bonds.

     The Fund and Acquiring Fund each attempt to manage credit risk and the volatility caused by interest rate movements by limiting average effective portfolio maturity and duration. The Fund maintains an average effective portfolio maturity and duration of 3 years or less, whereas the Acquiring Fund maintains an average effective portfolio maturity of 4 years or less and an average effective portfolio duration of 3.5 years or less. In calculating average effective maturity, each fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally, the longer a fund's duration, the more it will react to interest rate fluctuations.

     There are some differences in the policies that the Fund and the Acquiring Fund have regarding the use of derivative instruments, and in effecting transactions with borrowed money (which is a form of leveraging). For example, the Acquiring Fund' s policy is to use futures and options only to hedge its portfolio. The Fund' s policy is to use them to hedge its portfolio or to increase returns. Also, the Acquiring Fund will borrow money only for certain purposes, such as temporary or emergency purposes, in anticipation of share redemptions, or to facilitate portfolio securities trades. The Fund may borrow for any purpose, including for investment purposes.

     In all other material respects, the management policies of the Fund and the Acquiring Fund are the same. For a more complete discussion of the Fund's or Acquiring Fund's management policies, see "Goal/Approach" in the Fund Prospectus or the Acquiring Fund Prospectus, respectively.

   The Fund and Acquiring Fund are separate diversified portfolios of the Trust and The Dreyfus/Laurel Funds Trust, respectively, which are unincorporated business trusts organized under the laws of The Commonwealth of Massachusetts

     Main Risks. The risks associated with an investment in the Fund and Acquiring Fund are substantially similar and include interest rate, credit, market, liquidity, and call risks. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means that you could lose money.

     High yield bonds involve greater credit risk than investment grade bonds. They tend to be more volatile in price and less liquid and are considered speculative. As with stocks, the prices of high yield bonds can fall in response to bad news about the issuer, the issuer's industry or the economy in general. The Acquiring Fund's or Fund's share price also could be hurt if it holds bonds of issuers that default on payments of principal or interest, or if there is a decline in the credit quality of a bond it holds, or the perception of a decline.

     Other risk factors could have an adverse effect on the Acquiring Fund's or Fund's performance:

(pound) if the high yield market becomes "illiquid," typically when there are many more sellers than buyers for the securities, the value of such
         securities, and    the    fund'   s    share    price,    may    fall
         dramatically;

(pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased fluctuation because they can be expected to perform more like longer term securities than shorter term securities;

(pound) price and yield of any foreign debt security the fund may own may be affected by factors such as political/economic instability, changes in currency exchange rates and less liquid markets.

(pound) prices of the fund's mortgage-related securities may be impacted if the loans underlying the securities are prepaid, and the value of the fund's stripped mortgage-backed securities may move in the same direction as interest rates.

     Under adverse market conditions, the Fund or Acquiring Fund could invest some or all of its assets in money market instruments. Although the Fund or Acquiring Fund would do this to avoid losses, it could have the effect of reducing the benefit from any upswing in the market. During such periods, the Fund or Acquiring Fund may not achieve its investment objective.

     The Acquiring Fund and the Fund, at times, may invest in certain derivatives, such as futures and options. Derivatives can be illiquid and highly volatile. To the extent the Fund uses derivatives for speculative purposes or engages in leverage, its gains or losses, as compared to those of the Acquiring Fund, potentially could be magnified.

     The Acquiring Fund and the Fund also may borrow money, which is a form of leverage. The Acquiring Fund is permitted to leverage to the extent necessary to facilitate portfolio trades or for emergency purposes. The Fund is permitted to borrow for these same reasons, but also may borrow to increase returns, which if used could make the Fund' s portfolio more volatile.

     The Acquiring Fund is permitted to maintain a longer average effective maturity and duration (4 and 3.5 years, respectively) than the Fund (3 years). To the extent the Acquiring Fund maintains an average effective maturity or duration longer than 3 years, the Acquiring Fund's share price may be more volatile than the Fund' s share price when interest rates change. Since its inception, the Acquiring Fund has maintained an average effective maturity and duration of less than 3 years; however, there can be no assurance that, in the future, it will maintain an average effective maturity and duration of less than 3 years.

     See "Main Risks" in the relevant Prospectus for a more complete description of investment risks.

     Sales Charges. The Fund' s shares are sold at net asset value per share (" NAV") without a sales charge (load). Class A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 4.5% of the offering price. In addition, Class A shares of the Acquiring Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a 1% contingent deferred sales charge (" CDSC" ). HOWEVER, CLASS A SHARES OF THE ACQUIRING FUND RECEIVED BY FUND SHAREHOLDERS IN THE EXCHANGE WILL NOT BE SUBJECT TO A FRONT-END SALES CHARGE OR CDSC. IN ADDITION, EACH FUND SHAREHOLDER WHO PARTICIPATES IN THE EXCHANGE WILL BE ABLE TO PURCHASE AT NAV (WITHOUT THE IMPOSITION OF ANY FRONT-END SALES CHARGE OR CDSC) ADDITIONAL CLASS A SHARES OF THE ACQUIRING FUND FOR SUCH SHAREHOLDER'S ACCOUNT OPENED AT THE TIME OF THE EXCHANGE. See in the Acquiring Fund Prospectus " Account Policies-Share Class Charges" for a discussion of the initial sales charge and CDSC imposed on Class A shares of the Acquiring Fund.

     Fees and Expenses. The management fee structure of the Fund and Acquiring Fund differ. Unlike the arrangements between most investment advisers and the funds they manage, the Acquiring Fund pays Dreyfus a "unitary" fee at the annual rate of .70% of the value of the Acquiring Fund's average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Acquiring Fund's expenses, except: brokerage commissions, taxes, interest, fees and expenses of the non-interested Trustees (including counsel expenses), the Rule 12b-1 fees described below, and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Acquiring Fund's allocable share of such fees and expenses. The Fund pays Dreyfus a separate management fee at the annual rate of .65% of the value of the Fund's average daily net assets, pays other service providers directly, and bears other Fund expenses directly.

     The following information concerning fees and expenses of the Fund and Acquiring Fund is derived from information set forth under the caption " Expenses" in the relevant Prospectus. The fees and expenses of the Fund and Acquiring Fund set forth below are for the fiscal year ended October 31, 1999 for the Fund, and December 31, 1999 for the Acquiring Fund. The "Pro Forma After Exchange" information is based on net assets and fund accruals of the Fund and Acquiring Fund as of May 19, 2000. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

   ANNUAL FUND
   OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
   (PERCENTAGE OF AVERAGE NET ASSETS):

                                                                                    Pro Forma After Exchange
                                  Fund Shares      Acquiring Fund Shares             Acquiring Fund Shares

     Management fees                   .65%                   .70%                           .70%

     Rule 12b-1 fee                    None                   .25%                           .25%

     Shareholder services fee          .25%                   None                           None

     Other expenses                    .28%                   .00%                           .00%

     Total                             1.18%                  .95%                           .95%

   EXAMPLE

     This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. BECAUSE EACH FUND SHAREHOLDER WHO PARTICIPATES IN THE EXCHANGE WILL BE ABLE TO PURCHASE ADDITIONAL CLASS A SHARES IN SUCH ACCOUNTS AT NAV WITHOUT THE IMPOSITION OF ANY FRONT-END SALES CHARGE OR CDSC, THE EXAMPLE DOES NOT REFLECT THE SALES CHARGES OTHERWISE APPLICABLE TO CLASS A SHAREHOLDERS (IF THE SALES CHARGE WAS REFLECTED, THE FIGURES WOULD BE HIGHER). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


                                                                                       Acquiring Fund Shares
                            Fund Shares            Acquiring Fund Shares             Pro Forma After Exchange


     1 Year                      $120                         $97                              $97

     3 Years                     $375                        $303                             $303

     5 Years                     $649                        $525                             $525

     10 Years                   $1,432                      $1,166                           $1,166


     Past Performance of the Acquiring Fund. The bar chart and table below show some of the risks of investing in the Acquiring Fund, and have been derived from the Acquiring Fund' s prospectus dated May 1, 2000. The bar chart shows the changes in the Acquiring Fund's Class A share performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the Acquiring Fund's Class A share average annual total return to that of the Merrill Lynch High Yield Master II Index, an unmanaged index of high yield bond performance, and a Dreyfus customized index. The chart and table assume reinvestment of dividends and distributions. For performance information of the Fund, see the Fund Prospectus under the caption "Past Performance." Past performance is no guarantee of future results.


              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

                       CLASS A SHARES OF THE ACQUIRING FUND

                       Best Quarter:   Q1 '98     3.84%

                       Worst Quarter:  Q3 '98     -5.15%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                                               Since Inception
                                               1 Year              (6/2/97)

Class A Shares (with maxium sales charge)      -2.56%               0.97%

Class A Shares (without sales charge)           1.99%               2.79%

Merrill Lynch High Yield Master II
Index                                           2.51%               5.40%*

Dreyfus Customized Limited Term
High Yield Index**                              5.23%               6.30%*
--------------------

     *FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 5/31/97 IS USED AS THE BEGINNING VALUE ON 6/2/97.

     **THIS IS A BLENDED AND MARKET WEIGHTED INDEX CONSTRUCTED BY DREYFUS THAT IS COMPRISED OF THE FOUR SHORTER-TERM SUB-INDEXES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THE FOUR SUB-INDEXES ARE (I) BB-RATED 1-3 YEARS; (II) B-RATED 1-3 YEARS; (III) BB-RATED 3-5 YEARS; AND (IV) B-RATED 3-5 YEARS.

     Performance Comparison of the Fund and the Acquiring Fund. Set forth below below is a comparison of the 30-day yields and average annual total returns for the Fund and Class A shares of the Acquiring Fund at NAV. Note that the Fund and the Acquiring Fund have different inception dates, so that the returns since inception are not exactly comparable. BECAUSE EACH FUND SHAREHOLDER WHO PARTICIPATES IN THE EXCHANGE WILL BE ABLE TO PURCHASE ADDITIONAL CLASS A SHARES IN THEIR ACCOUNTS AT NAV WITHOUT THE IMPOSITION OF ANY FRONT-END SALES CHARGE OR CDSC, THE EXAMPLE DOES NOT REFLECT THE SALES CHARGE OTHERWISE APPLICABLE TO CLASS A SHAREHOLDERS (IF THE SALES CHARGE WAS REFLECTED, RETURNS FOR CLASS A SHARES OF THE ACQUIRING FUND WOULD BE LOWER). ALL FIGURES ARE AS OF JUNE 30, 2000.

                                               Average Annual Total Return

                             1-year              3-years             Since Inception              30-day Yield

Fund                         -4.19%              0.60%               3.68% (8/16/96)                11.71%

Acquiring Fund               0.44%               2.30%               2.48% (5/30/97)                11.31%

(Class A Shares)

     Of course, returns are historical for the periods noted and not indicative of future results. Also, market volatility and interest rate changes, among other factors, can dramatically affect a fund's short-term returns. Shareholders are encouraged to call Dreyfus for the most recent performance of the Fund or the Acquiring Fund.


     Investment Adviser. The investment adviser for the Fund and Acquiring Fund is Dreyfus, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $130 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including over $500 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

     Primary Portfolio Manager. The primary portfolio manager for the Fund and Acquiring Fund is Roger King. He has managed the Fund and Acquiring Fund since their respective inception. Mr. King is Senior Portfolio Manager and Head of Taxable High Yield Investments at Dreyfus where he has been employed since February 1996. Prior thereto, he was Vice President and Director of High Yield Research at Citibank Securities, Inc.

     Board Members. The Trust and The Dreyfus/Laurel Funds Trust have different Board members. For a description of the Board members, see the Acquiring Fund Statement of Additional Information under the caption "Management of the Trust" and the Fund Statement of Additional Information under the caption "Management of the Company."

     Capitalization. Fund shares are of one class. The Acquiring Fund has classified its shares into four classes--Class A, Class B, Class C and Class R. The following table sets forth, as of May 19, 2000, (1) the capitalization of the Fund, (2) the capitalization of Class A shares of the Acquiring Fund and (3) the pro forma capitalization of Class A shares of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                                                     Pro Forma After Exchange
                                            Fund              Acquiring Fund Class A Shares             Acquiring Fund Class A

     Total net assets                    $88,047,750                     $87,881,878                         $175,929,628

     Net asset value

        per share                           $9.72                          $10.01                               $10.01

     Shares outstanding                   9,055,477                       8,782,374                           17,578,353

     Total net assets of the Acquiring Fund (Classes A, B, C and R), as of May 19, 2000, were approximately $758 million.

     Purchase Procedures. The purchase procedures of the Fund and Acquiring Fund are substantially similar, but differ in that the Acquiring Fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. For Fund shareholders participating in the Exchange, Dreyfus Service Corporation (each fund' s distributor) will act as broker-dealer. The automatic investment services are the same, except that the Acquiring Fund does not offer the Dreyfus Payroll Savings Plan (and would not for Fund shareholders holding Class A shares). See " Account Policies -- Buying Shares" in the relevant Prospectus for a discussion of purchase procedures.

     Distribution Plan. Acquiring Fund Class A shares are subject to a Rule 12b-1 Distribution Plan ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Acquiring Fund pays the distributor an annual fee of .25% of the average daily net assets of Class A shares to finance the sale of Class A shares and for shareholder servicing. Because this fee is paid out of the assets attributable to Class A shares on an ongoing basis, over time it will increase the cost of your investment in Class A shares of the Acquiring Fund and may cost you more than paying other types of sales charges. The Fund has not adopted a distribution plan under Rule 12b-1, but has adopted a Shareholder Services Plan described below. See "Distribution and Service Plans" in the Acquiring Fund Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

     Shareholder Services Plan. Fund shares are subject to a Shareholder
Services Plan pursuant to which the Fund pays the distributor an annual fee of
 .25% of the Fund' s average daily net assets for shareholder account service and maintenance. The Acquiring Fund has no Shareholder Services Plan with respect to its Class A shares, but has adopted a Rule 12b-1 Plan described above. See " Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the Fund' s Statement of Additional Information for a discussion of the Shareholder Services Plan.


     Redemption Procedures. The redemption procedures of the Fund and Acquiring Fund are substantially similar, but differ in that the Acquiring Fund does not offer the Wire Redemption Privilege but does offer a Checkwriting Privilege. See "Account Policies -- Selling Shares" in the relevant Prospectus for a discussion of redemption procedures. If the Exchange is consummated, shareholders can contact Dreyfus to establish the Checkwriting Privilege.


     Distributions. The dividend and distributions policies of the Fund and Acquiring Fund are identical. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.


     The actual amount of dividends paid per share by the Fund and Acquiring Fund have varied historically, and can be expected to be different from month to month. To illustrate, the following table sets forth, as of April 28, 2000, the approximate daily dividend rate per share, monthly dividend rate per share, and monthly dividend payment for the Fund and on a pro forma basis as adjusted to show the effect of the Exchange had it occurred on such date. The data in the table has been prepared using the Fund's actual dividend rates for April 2000, and assumes a 30-day period for monthly dividend payment and that the Fund shareholder owned 1,000 shares of the Fund on April 28, 2000 which, based on the net asset value of the Fund and Acquiring Fund on such date, would be exchanged for approximately 974.2 shares of the Acquiring Fund.


                                                           Pro Forma After
                                                           Exchange Acquiring

   As of April 28, 2000             Fund Shares            Fund Class A Shares

   Net asset value
      per share                     $9.81                  $10.07

   Daily dividend rate
      per share                     $0.0030739             $0.0031313

   Monthly dividend
      paid per share                $0.09222               $0.09394

   Number of shares held            1,000.00               974.20

   Monthly Dividend Payment
     on number of shares held       $92.22                 $91.52


     Of course, past performance is no guarantee of future results, and there can be no guarantee that any fund will achieve any particular dividend or return level at any point in the future.


     Shareholder Services. The shareholder services offered by the Fund and Acquiring Fund are substantially similar, except that the Acquiring Fund does not offer the Dreyfus Payroll Savings Plan or the Wire Redemption Privilege. However, the Acquiring Fund offers the Checkwriting Privilege which the Fund does not offer. See "Services for Fund Investors" in the relevant Prospectus for a description of shareholder services.

                           REASONS FOR THE EXCHANGE


     The Boards of Trustees of The Dreyfus/Laurel Funds Trust and the Trust have concluded that the Exchange is in the best interests of their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue identical investment goals in a larger fund without diluting shareholders' interests. A larger fund should enhance the portfolio managers' ability to select a larger number of portfolio securities on more favorable terms and give the portfolio managers greater investment flexibility. As of May 19, 2000, the Fund was approximately $88 million in asset size, and the Acquiring Fund was approximately $758 million in asset size. Also, the expense ratio of the Fund is higher than that of the Acquiring Fund. See "Fees and Expenses" above for a discussion of the Acquiring Fund's unitary fee structure.


     In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund' s and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of the interests of the respective shareholders; (3) expense ratios and information regarding the fees and expenses of the Fund and Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the tax consequences of the Exchange; and (5) the fact that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange are to be borne entirely by Dreyfus. In addition, the Trust' s Board considered the Fund' s inability to attract and retain sufficient assets to operate efficiently.

                        INFORMATION ABOUT THE EXCHANGE


     Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on the date which is five business days following the date on which Fund shareholders vote to approve the Plan, or such other date as may be agreed upon by the duly authorized officers of the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative NAVs and aggregate net assets of the Fund and Class A shares of the Acquiring Fund, computed on the Closing Date as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time) , except for options and futures contracts, if any, which will be valued 15 minutes after the close of trading. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies-Buying Shares" in the Acquiring Fund Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund Statement of Additional Information.


     Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

     As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date Class A shares of the Acquiring Fund received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund Class A shares distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates will be exchanged for Acquiring Fund share certificates, at the applicable exchange rate. Certificates for Acquiring Fund shares will be issued only upon the investor' s written request.


     The Plan may be amended at any time prior to the Exchange. The Trust will provide Fund shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties.


     The total expenses of the Exchange will be borne entirely by Dreyfus.

     If the Exchange is not approved by the Fund's shareholders, the Trust's Board will consider other appropriate courses of action, including liquidating the Fund.

     Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Exchange in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Fund's ability to (i) invest more than 5% of its assets in the obligations of any single issuer and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Fund Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

     Federal Income Tax Consequences. The exchange of the Fund's assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Acquiring Fund and Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes:
(1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) with respect to the Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund' s liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by the Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares;
(5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by the Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

     NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances.

     Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

     The Trust' s Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

 THE TRUST'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE
                                   EXCHANGE.


         ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND


     Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of the Registration Statement on Form N-1A (File No. 33-43846). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-7172).

     The Fund and Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund or Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                              VOTING INFORMATION

     In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder' s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder' s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, " abstentions" ), the Fund shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

     In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 30% of the outstanding Fund shares entitled to vote at the Meeting.

     The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

     As of May 31, 2000, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the Fund:


                                               Percentage Outstanding

     Name and Address                   Before Exchange         After Exchange
     Charles Schwab & Co., Inc.               11.28%                 5.75%
     Reinvest Account                                              (Class A)
     101 Montgomery Street
     San Francisco, CA 94101

     As of May 31, 2000, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the Acquiring Fund:

                                                                           Percentage Outstanding

     Name and Address                                          Before Exchange            After Exchange
     Merrill Lynch Pierce Fenner & Smith                             19.62%                   10.00%
     For the Sole Benefit of its Customers                          (Class A)                (Class A)
     Attn: Fund Administration
     4800 Deer Lake Drive East
     Jacksonville, FL 32246

     First Union Securities, Inc.                                    10.98%                    5.60%
     Tifkat L.P.                                                   (Class A)                 (Class A)
     111 East Kilbourn Avenue
     Milwaukee, WI 53202


     Merrill Lynch Pierce Fenner & Smith                             36.78%                   36.78%
     For the Sole Benefit of its Customers                         (Class B)                 (Class B)
     Attn: Fund Administration
     4800 Deer Lake Drive East
     Jacksonville, FL 32246

     Merrill Lynch Pierce Fenner & Smith                             46.27%                   46.27%
     For the Sole Benefit of its Customers                         (Class C)                 (Class C)
     Attn: Fund Administration
     4800 Deer Lake Drive East
     Jacksonville, FL 32246

    MBCIC                                                            51.60%                   51.60%
    c/o Mellon Bank, N.A.                                          (Class R)                 (Class R)
    919 North Market Street
    Wilmington, DE 19801

    Boston & Co.                                                     39.22%                   39.22%
    P.O. Box 534005                                                (Class R)                 (Class R)
    Pittsburgh, PA 15253

     As of May 31, 2000, Trustees and officers of The Dreyfus/Laurel Funds Trust, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of May 31, 2000, Trustees and officers of the Trust, as a group, owned less than 1% of the Fund's outstanding shares.

                       FINANCIAL STATEMENTS AND EXPERTS

     The audited financial statements of the Fund for the fiscal year ended October 31, 1999, and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 1999, have been incorporated herein by reference in reliance upon the authority of the reports given, respectively, by Ernst & Young LLP, the Fund's independent auditors, and KPMG LLP, the Acquiring Fund's independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Fund for the six months ended April 30, 2000, also have been incorporated herein by reference.

                                 OTHER MATTERS

     The Trust's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

    NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Trust, in care of Dreyfus Transfer, Inc., Attention:
Dreyfus Debt and Equity Funds--Dreyfus Short Term High Yield Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671 whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                   EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION dated June 7, 2000 (the "Agreement"), between DREYFUS DEBT AND EQUITY FUNDS, a Massachusetts business trust (the " Trust"), on behalf of DREYFUS SHORT TERM HIGH YIELD FUND (the "Fund"), and THE DREYFUS/LAUREL FUNDS TRUST, a Massachusetts business trust (the "Dreyfus/Laurel Trust" ), on behalf of DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND (the "Acquiring Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund, in exchange solely for Class A shares (the "Acquiring Fund Shares") of beneficial interest, par value $.001 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Fund is a diversified series of the Trust, a registered open-end management investment company, and the Acquiring Fund is a diversified series of the Dreyfus/Laurel Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest;

     WHEREAS, the Board of the Dreyfus/Laurel Trust has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

     WHEREAS, the Board of the Trust has determined that the exchange of all of the assets and certain of the liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

     1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

     1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

     1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., the Acquiring Fund' s custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

     1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

     1.5 As soon after the Closing Date as is conveniently practicable (the " Liquidation Date" ), the Fund will liquidate and distribute pro rata to the Fund' s shareholders of record, determined as of the close of business on the Closing Date (the "Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

     1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

     2. VALUATION.

     2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Dreyfus/Laurel Trust's Second Amended and Restated Agreement and Declaration of Trust, as amended (the "Trust Agreement" ), and the Acquiring Fund's then-current prospectus or statement of additional information.

     2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Dreyfus/Laurel Trust's Trust Agreement and the Acquiring Fund's then-current prospectus or statement of additional information

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

     3. CLOSING AND CLOSING DATE.


     3.1 The Closing Date shall be five (5) business days following the date shareholders of the Fund approve this Agreement, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., New York time, at the offices of Dreyfus, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.


     3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust represents and warrants to the Acquiring Fund as follows:

     (a) The Fund is a series of the Trust, a business trust duly organized and validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement.

     (b) The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act" ), as an open-end, management investment company, of which the Fund is a duly established and designated separate, diversified series, and such registration has not been revoked or rescinded and is in full force and effect.


     (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.


     (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Agreement and Declaration of Trust dated March 12, 1992, as the same may have been amended (the "Charter" ), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

     (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely, determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (g) The Statements of Assets and Liabilities of the Fund for the four fiscal years ended October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

     (h) Since October 31, 1999, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

     (i) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

     (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust' s Board and, subject to the approval of the Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (n) The proxy statement of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund), will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     4.2 The Dreyfus/Laurel Trust represents and warrants as follows:

     (a) The Acquiring Fund is a series of the Dreyfus/Laurel Trust, a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) The Dreyfus/Laurel Trust is registered under the 1940 Act as an open-end, diversified management investment company, of which the Acquiring Fund is a duly established and designated, separate, diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the SEC thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Dreyfus/Laurel Trust' s Trust Agreement or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) The Statements of Assets and Liabilities of the Acquiring Fund for the three fiscal years ended December 31, 1999, have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

     (g) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund' s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

     (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

     (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Dreyfus/Laurel Trust's Trustees and Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5. COVENANTS OF THE ACQUIRING FUND AND THE FUND.

     5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

     5.2 The Trust will call a meeting of the Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

     5.5 The Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the " Registration Statement" ), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of the Trust on behalf of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

     6.3 The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of the Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

     The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Dreyfus/Laurel Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Dreyfus/Laurel Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Dreyfus/Laurel Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Charter.

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund Shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

     8.6 The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes

     (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by the Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization) ; and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Funds.

     No opinion will be expressed as to the effect of the reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

     9. TERMINATION OF AGREEMENT.

     9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Dreyfus/Laurel Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund Shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Agreement inadvisable.

     9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Dreyfus/Laurel Trust or of the Trust, as the case may be, in respect of this Agreement

     10. WAIVER.

     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Dreyfus/Laurel Trust or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Fund, as the case may be.

     11. MISCELLANEOUS.

     11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11.2 This agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

     11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Fund and the Fund shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

     11.4 This Agreement may be amended only by a signed writing between the parties.

     11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.7 (a) The names "The Dreyfus/Laurel Funds Trust" and "Trustees of The Dreyfus/Laurel Fund Trust" refer respectively to the Dreyfus/Laurel Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Dreyfus/Laurel Trust. The obligations of the Acquiring Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property, and all persons dealing with any class of shares of the Acquiring Fund must look solely to the Acquiring Fund's property belonging to such class for the enforcement of any claims against the Acquiring Fund.

     (b) The names "Dreyfus Debt and Equity Funds" and "Trustees of Dreyfus Debt and Equity Funds" refer respectively to the Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Charter, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Fund's property, and all persons dealing with the Fund must look solely to the Fund's property for the enforcement of any claims against the Fund.

     11.8 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Trust on behalf of the Fund.

     IN WITNESS WHEREOF, the Dreyfus/Laurel Trust and the Trust have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                      THE DREYFUS / LAUREL FUNDS TRUST,
                                      on  behalf of Dreyfus Premier Limited Term
High Income Fund



                                      By:    /s/ Stephen E. Canter
                                             Stephen E. Canter,
                                             President


ATTEST: /s/ Steven F. Newman
        Steven F. Newman,
        Secretary


                                      DREYFUS DEBT AND EQUITY FUNDS,
                                      on behalf of Dreyfus Short Term High
                                      Yield Fund



                                      By:    /s/ Stephen E. Canter
                                             Stephen E. Canter,
                                             President


ATTEST: /s/ John B. Hammalian
        John B. Hammalian,
        Secretary